Exhibit 10.2

Execution Version

FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of June 4, 2019, by and among Squadron Capital LLC, a Delaware limited liability company (“Lender”), OrthoPediatrics Corp., a Delaware corporation (“OrthoPediatrics”), OrthoPediatrics US Distribution Corp., a Delaware corporation, (“OrthoPediatrics US Distribution”), OrthoPediatrics EU Limited, a company incorporated and registered in England and Wales (“OrthoPediatrics EU”), OrthoPediatrics Aus Pty Ltd., a company organized under the laws of Australia (“OrthoPediatrics Aus”) and OrthoPediatrics NZ Ltd., a company organized under the laws of New Zealand (“OrthoPediatrics NZ” and together with OrthoPediatics, OrthoPediatrics US Distribution, OrthoPediatrics EU and OrthoPediatrics Aus, “Borrowers” and individually a “Borrower”).

RECITALS:

A.           Lender made loans and certain other financial accommodations to Borrowers as evidenced by that certain Fourth Amended and Restated Loan and Security Agreement dated as of December 31, 2017, among Borrowers and Lender (as amended, the “Existing Loan and Security Agreement”).

B.           Borrowers and Lender hereby agree to amend the Existing Loan and Security Agreement as described in this Amendment.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are hereby incorporated into this Amendment and made a part hereof, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Incorporation of Recitals. Borrowers and Lender hereby agree that all of the Recitals in this Amendment are hereby incorporated into and made a part hereof.

2.           Capitalized Terms. Except as otherwise defined in this Amendment, each capitalized term used herein shall have the same meaning as that assigned to it in the Existing Loan and Security Agreement, and such definitions shall be incorporated herein by reference, as if fully set forth herein.

3.           Amendments to Existing Loan and Security Agreement.

A.           Section 1.1 of the Existing Loan and Security Agreement is hereby amended by inserting the following new definitions in alphabetical order:

“Equity Interest Purchase Agreement”: The Equity Interest Purchase Agreement dated as of June 4, 2019 among OrthoPediatrics, the “Sellers” as defined therein, the “Sellers’ Representative” as defined therein and the “Selling Equityholders” as defined therein.

“First Amendment Date”: June 4, 2019.

“Orthex”: Orthex, LLC, a Florida limited liability company.

“Term Loan B”: The term as defined in Section 2.1(b).

“Term Loan B Maturity Date”: The earliest to occur (unless sooner terminated by acceleration or otherwise) of:

(a)          there occurs any transaction or series of transactions pursuant to which any Person(s) in the aggregate acquire(s) (x) capital stock of OrthoPediatrics possessing the voting power to elect a majority of OrthoPediatrics’ Board of Directors (whether by merger, consolidation, reorganization, combination, sale or transfer of OrthoPediatrics’ capital stock) or (y) all or substantially all of OrthoPediatrics’ assets determined on a consolidated basis;

(b)          the sale of all of the Equity Interests in, or the sale of all or substantially all of the assets of, Vilex; and

(c)           May 31, 2020.

“Term Note B”: The term as defined in Section 2.1(b).

“Vilex”: Vilex in Tennessee, Inc., a Tennessee corporation.

B.           Section 1.1 of the Existing Loan and Security Agreement is hereby amended by amending and restating the following definition:

“Loan Documents”: Collectively, this Agreement, the Term Note A, the Term Note B, the Revolving Note, the Incumbency Certificates, the Closing Certificate, security agreements and collateral agreements in connection with the pledge of Collateral of the Non U.S. Loan Parties and all documents, certificates, agreements and other written matter heretofore, now and/or from time to time hereafter executed by and/or on behalf of Borrowers and delivered to Lender, or issued by Lender upon the application and/or other request of, and on behalf of, Borrowers in any way relating to, evidencing or securing the Term Loan A, Term Loan B, Revolving Loan and all Modifications thereto and thereof.

C.           Section 2.1 of the Existing Loan and Security Agreement is hereby amended by amending and restating the heading as “Term Loans”.

D.           Section 2.1(a) of the Existing Loan and Security Agreement is hereby amended by amending and restating the heading as “Term Loan A”.

E.           The Existing Loan and Security Agreement is hereby amended by inserting the following new Section 2.1(b) immediately after Section 2.1(a):

(b)          Term Loan B. Subject to the terms and provisions hereof, Lender shall lend to Borrowers and Borrowers shall borrow a term loan in the principal amount of $30,000,000 (the “Term Loan B”). The Term Loan B shall be evidenced by the term note made payable by the Borrowers, jointly and severally, to the order of the Lender in the form attached as Exhibit A-1 hereto (the “Term Note B”). The Term Loan B, the obligations of the Borrowers and the rights and remedies of the Lender are pari passu with the Term Loan A and the Revolving Loan and senior to all other Indebtedness of the Borrowers. The entire amount of the proceeds of the Term Loan B shall be disbursed in full on the First Amendment Date.

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F.           Section 2.2(a) of the Existing Loan and Security Agreement is hereby amended by (i) inserting in the sixth sentence therein, “the Term Loan B,” immediately following “the Term Loan A” and (ii) inserting the following sentence immediately following the sixth sentence therein:

Notwithstanding anything to the contrary contained herein, no borrowings of the Revolving Loan shall be permitted until the outstanding principal amount of the Term Loan B and all accrued interest thereon has been paid in full.

G.           Section 2.3 of the Existing Loan and Security Agreement is hereby amended by inserting in the first sentence therein, “the Term Note B,” immediately following “the Term Note A”.

H.           Section 3.1 of the Existing Loan and Security Agreement is hereby amended by (i) deleting the reference to “(b)” and inserting in place thereof “(c)” and (ii) inserting the following new Section 3.1(b) immediately following Section 3.1(a):

(b)          Term Loan B. The Term Loan B shall bear interest at the Applicable Rate; provided that (i) the Applicable Rate shall be adjusted as of each January 1, and July 1 of each year during the term of the Term Loan B, (ii) following the Term Loan B Maturity Date, whether by acceleration or otherwise, the Term Loan B shall bear interest at the Default Rate and (iii) following the occurrence of any Event of Default under Section 9.1 hereof (including after acceleration or judgment), the Term Loan B shall bear interest at the Default Rate. Interest in respect of the Term Loan B shall be calculated based on a 360 day year for the actual number of days elapsed.

I.           Section 3.2 of the Existing Loan and Security Agreement is hereby amended by inserting “, Term Loan B” immediately following “Term Loan A” in the second and fourth lines thereof.

J.           Section 3.3(a) of the Existing Loan and Security Agreement is hereby amended by inserting “, Term Loan B” in the heading immediately following “Term Loan A” and by inserting the following sentence at the end of the section:

Borrowers promise to pay, jointly and severally, to the order of Lender the Term Loan B, plus all accrued but unpaid interest on the Term Loan B on the Term Loan B Maturity Date.

K.          Section 3.5(a) of the Existing Loan and Security Agreement is hereby amended by inserting “, Term Loan B” immediately following “Term Loan A” in the second line thereof and inserting “Term Loan B, then to” immediately following “first to the” in the third line thereof.

L.           Section 4.1 of the Existing Loan and Security Agreement is hereby amended by (i) deleting “and” and inserting “,” after “OrthoPediatrics” in the second line thereof, (ii) inserting “and Orthex” after “OrthoPediatrics US Distribution” in the third line thereof and (iii) inserting the following new sentence at the end of the section:

Notwithstanding anything to the contrary contained herein, the Obligations of the Borrowers with respect to the Term Loan B shall be secured solely by the Equity Interests of Vilex and Orthex owned by OrthoPediatrics and the personal Property of Orthex owned by Orthex; provided, however, that (i) during the continuance of an Event of Default, all such Equity Interests and personal Property shall secure all Obligations hereunder and (ii) upon payment in full of the principal of the Term Loan B including all accrued interest thereon, the Equity Interests and personal Property of Orthex shall secure all Obligations hereunder.

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M.          Section 5 of the Existing Loan and Security Agreement is hereby amended by inserting “, the Term Loan B” immediately following “the Term Loan A” in the first line thereof.

N.           Section 5.6 of the Existing Loan and Security Agreement is hereby amended by inserting “, the Term Loan B” immediately following “the Term Loan A” in the third line thereof.

O.           Section 6.9 of the Existing Loan and Security Agreement is hereby amended by inserting the following sentence at the end of the section:

OrthoPediatrics shall use the proceeds of the Term Loan B solely to acquire the shares of stock of Vilex and the membership interests of Orthex pursuant to the Equity Interest Purchase Agreement.

P.           Section 7.4(b) of the Existing Loan and Security Agreement is hereby amended by inserting “, the Term Loan B” immediately following “the Term Loan A” in the fourth line thereof.

Q.          Section 7.7 of the Existing Loan and Security Agreement is hereby amended by amending and restating the section as follows:

7.7           Sale of Assets. No Borrower will lease, sell or otherwise dispose of its Property to any other Person, except (i) sales of Inventory in the ordinary course of business, (ii) the sale of all of the Equity Interests in, or the sale of all or substantially all of the assets of, Vilex or (iii) the license of any Intellectual Property of Orthex.

R.           Section 7.9 of the Existing Loan and Security Agreement is hereby amended by (i) inserting “; and” in place of “.” at the end of clause (b) and (ii) inserting the following new clause (c) immediately following clause (b):

(c)          Investments by OrthoPediatrics pursuant to the Equity Interest Purchase Agreement.

S.           Section 8.3 of the Existing Loan and Security Agreement is hereby amended by inserting “, the Term Loan B” immediately following “the Term Loan A” in the first line thereof.

T.           Section 8.3(a) of the Existing Loan and Security Agreement is hereby amended by inserting “, the Term Loan B” immediately following “the Term Loan A” in the fourth line thereof.

U.           Section 8.3(b) of the Existing Loan and Security Agreement is hereby amended by inserting “, the Term Loan B” immediately following “the Term Loan A” in the third line thereof.

V.           Section 8.3(d) of the Existing Loan and Security Agreement is hereby amended by inserting “, the Term Loan B” immediately following “the Term Loan A” in the second line thereof.

W.         Section 9.1(a) of the Existing Loan and Security Agreement is hereby amended by amending and restating the section as follows:

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(a)          Borrowers shall fail to pay (i) interest under the Term Loan A, the Term Loan B, the Revolving Loan or other Obligations under this Agreement within 10 calendar days after the same becomes due, (ii) principal and accrued interest under the Term Loan A and the Revolving Note on the Maturity Date and (iii) principal and accrued interest under the Term Loan B on the Term Loan B Maturity Date;

X.           Section 9.4 of the Existing Loan and Security Agreement is hereby amended by inserting “, the Term Loan B” immediately following “the Term Loan A” in the second line thereof.

Y.           Section 11.13 of the Existing Loan and Security Agreement is hereby amended by inserting “, the Term Loan B” immediately following “the Term Loan A” in the second sentence thereof.

Z.           The Existing Loan and Security Agreement is hereby amended by inserting Exhibit A hereto as Exhibit A-1 thereto.

4.           Joinder to Existing Loan and Security Agreement.

A.           Effective as of the date of this Amendment, Orthex hereby acknowledges that it has received and reviewed a copy of the Existing Loan and Security Agreement, and acknowledges and hereby:

(i)          joins in the execution of, and becomes a party to, the Existing Loan and Security Agreement as a Borrower thereunder, as indicated by its signature below;

(ii)         agrees to be bound by all representations, warranties, covenants, agreements, liabilities and acknowledgements of a Borrower under the Existing Loan and Security Agreement with the same force and effect as if Orthex was an original signatory to the Existing Loan and Security Agreement;

(iii)        assumes all rights and interests and agrees to perform all applicable duties and Obligations of a Borrower under the Existing Loan and Security Agreement;

(iv)        as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations of Borrowers and Orthex, grants to Lender a lien on and security interest in, all of Orthex’s right, title and interest in, to and under the personal Property of Orthex and expressly assumes all obligations and liability of a debtor thereunder;

(v)         adds the information in Exhibit B attached hereto to the Schedules to the Existing Loan and Security Agreement; and

(vi)        agrees to execute a Joinder to the Revolving Note and Second Amended and Restated Term Note A in a form acceptable to Lender.

B.           Orthex hereby makes the representations and warranties set forth in Section 5 of the Existing Loan and Security Agreement as of the date hereof and confirms that such representations and warranties are true and correct.

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C.           Orthex covenants and agrees to be bound by and to comply with the affirmative and negative covenants set forth in Sections 6 and 7 of the Existing Loan and Security Agreement as if Orthex was an original party to the Existing Loan and Security Agreement.

5.           Representations, Warranties and Covenants. Each Borrower hereby represents, warrants and covenants to Lender as follows:

A.           no Unmatured Default or Event of Default has occurred and is continuing under the Existing Loan and Security Agreement or any other Loan Document;

B.           the representations and warranties of such Borrower in the Existing Loan and Security Agreement and each other Loan Document are true and correct in all material respects as of the date hereof as though each of said representations and warranties was made on the date hereof (except, in each case for representations and warranties which by their terms are expressly applicable to an earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date); and

C.           this Amendment has been duly authorized, executed and delivered on behalf of such Borrower and this Amendment constitutes the legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency or laws affecting creditor's rights generally and by general principles of equity.

6.           Conditions Precedent. The obligation of Lender to enter into this Amendment is subject to the following conditions precedent:

A.           Borrowers shall have entered into, executed and delivered to Lender:

(i)          this Amendment;

(ii)         the Term Note B in the form attached hereto as Exhibit A; and

(iii)        Certificate(s) and assignment(s) separate from certificate executed in blank for the shares of stock of Vilex;

B.           Orthex shall have entered into, executed and delivered to Lender:

(i)          the Joinder to Revolving Note and Second Amended and Restated Term Note A;

(ii)         the Grant of Patent Security Agreement covering patents filed by Orthex; and

(iii)        Grant of Trademark Security Agreement covering trademarks filed by Orthex.

(iv)        Certificate(s) and assignment(s) separate from certificate executed in blank for the shares of stock of Vilex.

C.           Lender shall have received a certificate from the Secretary of Borrowers (i) attesting to the resolutions of the Board of Directors authorizing its execution, delivery and performance of this Amendment, (ii) authorizing specific officers of Borrowers to execute this Amendment, and (iii) attesting to the incumbency and signature of specific officers of Borrowers.

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7.          Waiver of Claims. Each Borrower hereby acknowledges, agrees and affirms that it currently possesses no claims, defenses, offsets, recoupment or counterclaims of any kind or nature against or with respect to the enforcement of the Existing Loan and Security Agreement or any other Loan Document or any amendments thereto (collectively, the “Claims”), nor does any Borrower now have knowledge of any facts that would or might give rise to any Claims. If facts now exist which would or could give rise to any Claim against or with respect to the enforcement of the Existing Loan and Security Agreement or any other Loan Document, as amended hereby, each Borrower hereby unconditionally, irrevocably and unequivocally waives to the extent permitted by applicable law and fully releases any and all such Claims as if such Claims were the subject of a lawsuit (other than the defense of payment in full), adjudicated to final judgment from which no appeal could be taken and therein dismissed with prejudice.

8.          Ratification of Existing Loan and Security Documents. From and after the date hereof, the Existing Loan and Security Agreement and the other Loan Documents shall be deemed to be amended and modified as provided herein, and, except as so amended and modified, the Existing Loan and Security Agreement and the other Loan Documents shall continue in full force and effect and the Existing Loan and Security Agreement and the applicable provisions of this Amendment shall be read, taken and construed as one and the same instrument. Each Borrower hereby remakes, ratifies and reaffirms all of its Obligations under the terms of the Existing Loan and Security Agreement and the other Loan Documents and any other document to which it is a party evidencing, creating or securing the Loans, as of the date hereof after giving effect to the amendments contained herein including, without limitation, the granting of a security interest thereunder. On and after the date hereof, the term “Loan and Security Agreement” used in any document evidencing the Loan shall mean the Existing Loan and Security Agreement as amended hereby. Except as expressly set forth in this Amendment, nothing in this Amendment shall constitute a waiver or relinquishment of (a) any Unmatured Default or Event of Default under any of the Loan Documents, (b) any of the agreements, terms or conditions contained in any of the Loan Documents, (c) any rights or remedies of Lender with respect to the Loan Documents, or (d) the rights of Lender to collect the full amounts owing to them under the Loan Documents.

9.          Consents. Each Borrower hereby represents that this Amendment does not violate any provision of any instrument, document, contract or agreement to which such party is a party, or each Borrower hereby represents that it has obtained all requisite consents under those third party instruments prior to entering into this Amendment.

10.         Further Assurances. The parties hereto, shall, at any time and from time to time, following the execution of this Amendment, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Amendment.

11.         Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto and thereto on the same or separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original; all the counterparts for this Amendment shall together constitute one and the same agreement. Delivery of a counterpart to this Amendment by facsimile or electronic transmission shall constitute delivery of an original counterpart hereto.

12.         Representation by Counsel. Each Borrower hereby represents that it has been represented by competent counsel of its choice in the negotiation and execution of this Amendment; that it has read and fully understands the terms hereof, that such party and its counsel have been afforded an opportunity to review, negotiate and modify the terms of this Amendment, and that it intends to be bound hereby.

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13.         No Third Party Beneficiaries. The terms and provisions of this Amendment shall be for the sole benefit of the parties hereto and their respective successors and assigns; no other person, firm, entity or corporation shall have any right, benefit or interest under this Amendment.

14.         Governing Law. The provision of Section 11.15 of the Existing Loan and Security Agreement is hereby incorporated herein by reference.

15.         WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY LAW, BORROWERS AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY IN CONNECTION HEREWITH. EACH BORROWER HEREBY EXPRESSLY ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THIS AMENDMENT.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Fourth Amended and Restated Loan and Security Agreement dated as of the date first written above.

ORTHOPEDIATRICS CORP.

By:	/s/ Mark Throdahl
Mark Throdahl
President & Chief Executive Officer

ORTHOPEDIATRICS US DISTRIBUTION CORP.

By:	/s/ Mark Throdahl
Mark Throdahl
President & Chief Executive Officer

ORTHOPEDIATRICS EU LIMITED

By:	/s/ Fred Hite
Name: Fred Hite
Title: Chief Financial Officer

ORTHOPEDIATRICS AUS PTY LTD

By:	/s/ Fred Hite
Name: Fred Hite
Title: Chief Financial Officer

ORTHOPEDIATRICS NZ LTD

By:	/s/ Fred Hite
Name: Fred Hite
Title: Chief Financial Officer

ORTHEX, LLC

By:	/s/ Fred Hite
Name: Fred Hite
Title: Manager

First Amendment to
Fourth Amended and Restated Loan and Security Agreement

LENDER:

SQUADRON CAPITAL LLC

By:	/s/ David R. Pelizzon
Name: David R. Pelizzon
Title: President

First Amendment to
Fourth Amended and Restated Loan and Security Agreement

Exhibit A

TERM NOTE B

Exhibit A-1

TERM NOTE B

$30,000,000	June 4, 2019

FOR VALUE RECEIVED, the undersigned, OrthoPediatrics Corp., a Delaware corporation (“OrthoPediatrics”), OrthoPediatrics US Distribution Corp., a Delaware corporation, (“OrthoPediatrics US Distribution”), OrthoPediatrics EU Limited, a company incorporated and registered in England and Wales (“OrthoPediatrics EU”), OrthoPediatrics Aus Pty Ltd., a company organized under the laws of Australia (“OrthoPediatrics Aus”), OrthoPediatrics NZ Ltd., a company organized under the laws of New Zealand (“OrthoPediatrics NZ”) and Orthex, LLC, a Florida limited liability company (“Orthex” and together with OrthoPediatics, OrthoPediatrics US Distribution, OrthoPediatrics EU, OrthoPediatrics Aus and OrthoPediatrics NZ, “Borrowers” and individually a “Borrower”), jointly and severally promise to pay to the order of Squadron Capital LLC, a Delaware limited liability company (the “Lender”), at the place and times provided in the Fourth Amended and Restated Loan and Security Agreement referred to below, the principal sum of $30,000,000, together with all accrued and unpaid interest under this Term Note B (“Term Note B”) pursuant to that certain Fourth Amended and Restated Loan and Security Agreement, dated as of the date hereof (as amended, supplemented, modified or restated from time to time, the “Fourth Amended and Restated Loan and Security Agreement”) by and among Borrowers and Lender. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Fourth Amended and Restated Loan Agreement.

The unpaid principal amount of this Term Note B from time to time outstanding is subject to mandatory repayment as provided in the Fourth Amended and Restated Loan and Security Agreement and shall bear interest as provided in Section 3.1(b) of the Fourth Amended and Restated Loan and Security Agreement. This Term Note B may be voluntarily prepaid from time to time as provided in the Fourth Amended and Restated Loan and Security Agreement. All payments of principal and interest on this Term Note B shall be payable in lawful currency of the United States of America in immediately available funds to such account as the Lender shall specify from time to time by notice to the Borrowers. The principal and all accrued and unpaid interest under this Term Note B shall be due and payable on the Term Loan B Maturity Date.

This Term Note B is entitled to the benefits of, and evidences Obligations incurred under, the Fourth Amended and Restated Loan Agreement, to which reference is made for a description of the security for this Term Note B and for a statement of the terms and conditions on which Borrowers are permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Term Note B and on which such Obligations may be declared to be immediately due and payable.

THIS TERM NOTE B SHALL BE GOVERNED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

Each Borrower hereby waives all requirements as to diligence, presentment, demand of payment, protest and (except as required by the Fourth Amended and Restated Loan and Security Agreement) notice of any kind with respect to this Term Note B.

* * Signature Page to Follow * *

IN WITNESS WHEREOF, the undersigned has executed this Term Note B as of the day and year first written above.

BORROWERS:

ORTHOPEDIATRICS CORP.

By:
Name: Mark Throdahl
Title: President and Chief Executive Officer

ORTHOPEDIATRICS U.S. DISTRIBUTION CORP.

By:
Name: Mark Throdahl
Title: President and Chief Executive Officer

ORTHOPEDIATRICS EU LIMITED

By:
Name: Fred Hite
Title: Chief Financial Officer

ORTHOPEDIATRICS AUS PTY LTD

By:
Name: Fred Hite
Title: Chief Financial Officer

ORTHOPEDIATRICS NZ LTD

By:
Name: Fred Hite
Title: Chief Financial Officer

ORTHEX, LLC

By:
Name:
Title:

Exhibit B

ADDENDUM TO SCHEDULES

[Omitted from filing.]